Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes
12.	INCOME TAXES

The Company is incorporated in the Cayman Islands and conducts its primary business operations through the subsidiaries and VIEs in the PRC. It also has intermediate holding companies in the British Virgin Islands (“BVI”) and Hong Kong. Under the current laws of the Cayman Islands and BVI, the Company is not subject to tax on income or capital gains. Additionally, upon payments of dividends by the Company to its shareholders, no Cayman Islands and BVI withholding tax will be imposed. Under the Hong Kong tax laws, subsidiaries in Hong Kong are exempted from income tax on their foreign-derived income and there are no withholding taxes in Hong Kong on remittance of dividends.

China

Under the Enterprise Income Tax (“EIT”) Law, which has been effective since January 1, 2008, domestic enterprises and Foreign Investment Enterprises (the “FIE”) are subject to a unified 25% enterprise income tax rate, except for certain entities that are entitled to tax holidays. Tax holidays mainly include preferential EIT rate for the PRC subsidiaries and VIEs which were recognized as a qualified “High and New Technology Enterprise” (“HNTE”) or “Key Software Enterprise” (“KSE”).

The HNTE certificate is effective for a period of 3 years, during which the entity is entitled to a preferential tax rate of 15%. The KSE certificate is effective for a period of 2 years, during which the entity is entitled to a preferential tax rate of 10%. Baidu Online obtained the KSE certificate and the related tax holiday will expire on January 1, 2015; certain other PRC subsidiaries and VIEs, including Baidu Netcom, obtained the HNTE certificate which will expire on January 1, 2014, 2015 and 2016. An entity could re-apply for the HNTE or KSE certificate when the prior certificate expires. Historically, all of the Company’s subsidiaries and VIEs successfully re-applied for the certificates when the prior ones expired.

A certificate for the current year might be obtained in the following year as a result of the stringent inspection and approval process by the governmental authorities. The Company would record an income tax reversal in the year when the certificate is obtained for the over-paid or over-accrued provisional tax in connection with the grant of a more favorable tax rate for the prior year.

Under the current EIT Law, dividends paid by an FIE to any of its foreign non-resident enterprise investors are subject to a 10% withholding tax. Thus, the dividends, if and when payable by the Company’s PRC subsidiaries to their offshore parent entities, would be subject to 10% withholding tax. A lower tax rate will be applied if such foreign non-resident enterprise investor’s jurisdiction of incorporation has signed a tax treaty or arrangement for the avoidance of double taxation and the prevention of fiscal evasion with respect to taxes on income with China. There is such a tax arrangement between PRC and Hong Kong. Thus, the dividends, if and when payable by the Company’s PRC subsidiaries to the offshore parent entities located in Hong Kong, would be subject to 5% withholding tax rather than statutory rate of 10% provided that the offshore entities located in Hong Kong meet the requirements stipulated by relevant PRC tax regulations. Furthermore, pursuant to the applicable circular and interpretations of the current EIT Law, dividends from earnings created prior to 2008 but distributed after 2008 are not subject to withholding income tax.

Moreover, the current EIT Law treats enterprises established outside of China with “effective management and control” located in China as PRC resident enterprises for tax purposes. The term “effective management and control” is generally defined as exercising overall management and control over the business, personnel, accounting, properties, etc. of an enterprise. The Company, if considered a PRC resident enterprise for tax purposes, would be subject to the PRC Enterprise Income Tax at the rate of 25% on its worldwide income for the period after January 1, 2008. As of December 31, 2013, the Company has not accrued for PRC tax on such basis. The Company will continue to monitor its tax status.

Japan

Baidu Japan Inc. (“Baidu Japan”) with a paid-in capital in excess of JPY100.00 million is subject to national income tax of 30%. Baidu Japan is also subject to inhabitant tax, assessed by both prefectures and municipalities. Inhabitant tax is computed as a percentage of national income tax. The per capita tax is based on the Company’s capitalization and the number of employees. In addition, Baidu Japan is subject to a corporate enterprise tax on a pro forma basis based on the amount of taxable profit subject to the corporate tax, added-value components, (e.g., labor costs, net interest and rental payments, income/loss for current year) and a capital component. Baidu Japan has been in a cumulative loss position since its inception.

The Company had minimal operations in jurisdictions other than the PRC. Income (loss) before income taxes consists of:

	For the years ended December 31,
	2011	2012	2013	2013
	RMB	RMB	RMB	US$
	(In thousands)
PRC	8,217,522	12,537,331	13,815,469	2,282,153
Non-PRC	(408,343)	(571,894)	(1,630,453)	(269,332)

	7,809,179	11,965,437	12,185,016	2,012,821

The pre-tax losses from non-PRC operations consist primarily of operating costs, administration expenses, interest expenses and share-based compensation expenses.

Income taxes consist of:

	For the years ended December 31,
	2011	2012	2013	2013
	RMB	RMB	RMB	US$
	(In thousands)
Current income tax	1,337,469	1,888,378	2,006,980	331,530
Income tax refund due to reduced tax rate	(83,907)	(255,189)	(508,686)	(84,029)
Adjustments of deferred tax assets due to reduced tax rates	18,216	—	21,573	3,564
Deferred income tax (benefit) expense	(82,917)	(59,030)	309,063	51,053

	1,188,861	1,574,159	1,828,930	302,118

The reconciliation of tax computed by applying aforementioned respective statutory income tax rate to pre-tax income is as follows:

	For the years ended December 31,
	2011	2012	2013	2013
	RMB	RMB	RMB	US$
	(In thousands, except for per share data)

Expected taxation at PRC EIT statutory rate	1,952,295	2,991,359	3,046,254	503,205
Effect of differing tax rates in different jurisdictions	43,260	138,931	312,938	51,694
Permanent differences - non-taxable income	(2,804)	(58,157)	(69,673)	(11,509)
Permanent differences - non-deductible expenses	9,989	58,201	168,735	27,872
Tax incentives relating to research and development expenditures	(105,966)	(154,977)	(318,652)	(52,638)
Effect of tax holidays inside PRC	(715,897)	(1,489,331)	(2,131,233)	(352,054)
Over-accrued EIT for previous years	(66,960)	(15,084)	(32,982)	(5,448)
Withholding tax on PRC subsidiaries’ undistributed earnings	—	—	560,243	92,546
Addition to valuation allowance	74,944	103,217	293,300	48,450

Taxation for the year	1,188,861	1,574,159	1,828,930	302,118

Effective tax rate	15.22%	13.16%	15.01%	15.01%
Effect of tax holidays inside PRC on basic earnings per Class A and Class B ordinary share	20.52	42.63	60.92	10.06

The Company’s effective tax rate increased in year 2013 as compared with year 2012 which was primarily due to the withholding tax accrued by the Company for the potential remittance of earnings from the PRC subsidiaries to their offshore parent companies in the form of dividend distribution.

The tax effects of temporary differences that give rise to the deferred tax balances at December 31, 2012 and 2013 are as follows:

	As of December 31,
	2012	2013	2013
	RMB	RMB	US$
	(In thousands)
Provision for doubtful receivables	1,655	10,877	1,797
Fixed assets depreciation	13,367	28,785	4,755
Net operating loss carry-forward	333,397	580,963	95,968
Accrued expenses, payroll and others	214,211	479,446	79,199

Deferred tax assets	562,630	1,100,071	181,719
Valuation allowance	(349,012)	(715,287)	(118,157)

Deferred tax assets, net	213,618	384,784	63,562

	As of December 31,
	2012	2013	2013
	RMB	RMB	US$
	(In thousands)
Long-lived assets arising from acquisitions	289,482	619,550	102,342
Withholding tax on PRC subsidiaries’ undistributed earnings	—	580,720	95,928

Deferred tax liabilities	289,482	1,200,270	198,270

As of December 31, 2013, the Company had net operating losses of approximately RMB2.22 billion (US$365.89 million) deriving from entities in the PRC, Hong Kong and Japan, which can be carried forward after certain reconciliation per tax regulation to offset future net profit for income tax purposes. The Japan net operating loss will expire beginning January 1, 2015; the PRC net operating loss will expire beginning January 1, 2017; and the Hong Kong net operating loss can be carried forward without an expiration date.

For those entities that were in an accumulated loss position, the Company does not believe there exists sufficient objective positive evidence that the recoverability of their net deferred tax assets is more-likely-than-not to be realized. Consequently, the Company has provided full valuation allowances on the related net deferred tax assets.

The Company has evaluated its income tax uncertainty under ASC 740. ASC 740 clarifies the accounting for uncertainty in income taxes by prescribing the recognition threshold a tax position is required to meet before being recognized in the financial statements. The Company has elected to classify interest and penalties related to an uncertain tax position, if and when required, as part of income tax expense in the consolidated statements of comprehensive income. As of and for the years ended December 31, 2012 and 2013, there was no significant tax uncertainty impact on the Company’s financial position and result of operations.

The Company did not provide for deferred income taxes and foreign withholding taxes on the undistributed earnings of foreign subsidiaries as of December 31, 2012 on the basis of its intent to permanently reinvest foreign subsidiaries’ earnings. As of December 31, 2013, the Company accrued withholding tax of RMB580.72 million for the potential remittance of earnings from the PRC subsidiaries to their offshore parent companies in the form of dividend distribution, because the Company believes that the underlying dividends will be distributed in the future considering future merger and acquisition activities. The Company believes that it has the ability and intent to indefinitely reinvest the remaining undistributed earnings as of December 31, 2013. If these foreign earnings were to be repatriated in the future, the related tax liability may be reduced by any foreign income taxes previously paid on these earnings. Determination of the amount of unrecognized deferred tax liability related to these earnings is not practicable. In the case of its VIEs, undistributed earnings were insignificant as of each of the balance sheet dates.

In general, the PRC and Japanese tax authorities have up to five and seven years, respectively, to conduct examinations of the Company’s tax filings. Accordingly, the PRC subsidiaries’ tax years 2009 through 2013 and the Japanese subsidiary’s tax years 2007 through 2013 remain open to examination by the respective taxing jurisdictions.